UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2009

VERIGY LTD.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

+65 6755-2033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 16, 2009, Verigy Ltd. (“Verigy”) filed a Current Report on Form 8-K reporting that, on June 15, 2009, Verigy, through a newly formed indirect wholly-owned subsidiary, completed the acquisition of substantially all of the assets of Touchdown Technologies, Inc., a Delaware corporation (“Touchdown Technologies”). In that Current Report, Verigy indicated it would file the financial statements and pro forma financial information required pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, by amendment to the Current Report. This Amendment No. 1 to the June 16, 2009 Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following consolidated financial statements of Touchdown Technologies are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A:

•	Audited Financial Statements for the year ended December 31, 2008 and 2007

•	Unaudited Financial Statements for the three months ended March 31, 2009 and 2008

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to the acquisition of Touchdown Technologies is attached as Exhibit 99.3 to this Form 8-K/A:

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of Touchdown Technologies, Inc. as of December 31, 2008 and 2007 and for the years ended December 31, 2008 and 2007 and notes thereto

99.2	Unaudited Condensed Financial Statements of Touchdown Technologies, Inc. as of March 31, 2009 and for the three-month periods ended March 31, 2009 and 2008 and notes thereto

99.3	Unaudited Pro Forma Combined Condensed Financial Statements as of April 30, 2009 and for the six-month periods ended April 30, 2009, the twelve-month periods ended October 31, 2008 and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

Date: August 31, 2009	By:	/s/ Robert J. Nikl
Robert J. Nikl
Vice President and Chief Financial Officer

3